EXHIBIT 99.1


                    Certification of Chief Executive Officer
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           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
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                to Section 906 of the Sarbanes-Oxley Act of 2002
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The undersigned, the Chief Executive Officer of SAVVIS Communications Corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a) the amended Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2002, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Robert A. McCormick
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                                                     Robert A. McCormick
                                                     Chief Executive Officer
                                                     August 15, 2002